Severance Costs	12 Months Ended
Dec. 31, 2025
Text Block [Abstract]
Severance Costs

12.	SEVERANCE COSTS
On September 28, 2025, in response to the projected tariff situation affecting Canadian steel exports to the United States, the Company’s Board of Directors approved an operational plan to commence the exit from blast furnace and coke production and to accelerate the transition to EAF steelmaking by December 31, 2025. In connection with this plan, on December 1, 2025 the Company issued layoff notices to 1,005 unionized employees. As a result, an accrual of severance and other employee related costs totalling $45.8 million is presented in the consolidated statements of financial position.